UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2013

EATON CORPORATION PLC

(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

70 Sir John Rogerson’s Quay Dublin 2, Ireland
(Address of principal executive offices)	(Zip Code)

(440) 523-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders of the Company held on April 24, 2013, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2013 Annual General Meeting of Shareholders. Each of the items, except Item 7, which did not pass, was approved by the shareholders. The voting results are set forth below:

Item 1 – Electing the twelve director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2014 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
George S. Barrett	372,767,225	1,975,570	1,905,948	43,742,755
Todd M. Bluedorn	360,595,830	14,152,956	1,899,957	43,742,755
Christopher M. Conner	355,646,985	19,112,746	1,889,012	43,742,755
Michael J. Critelli	371,088,806	3,596,661	1,963,276	43,742,755
Alexander M. Cutler	358,015,391	16,302,993	2,330,359	43,742,755
Charles E. Golden	372,537,695	2,170,894	1,940,154	43,742,755
Linda A. Hill	372,140,855	2,721,979	1,785,909	43,742,755
Arthur E. Johnson	372,368,912	2,463,292	1,816,539	43,742,755
Ned C. Lautenbach	358,575,971	16,220,281	1,852,491	43,742,755
Deborah L. McCoy	359,926,550	14,904,664	1,817,529	43,742,755
Gregory R. Page	372,635,326	2,148,453	1,864,964	43,742,755
Gerald B. Smith	370,414,168	4,306,204	1,928,371	43,742,755

Item 2 – Approving the appointment of Ernst & Young LLP as independent auditor for 2013 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

The voting results for approving the appointment of Ernst & Young LLP as independent auditor for 2013 and authorizing the Audit Committee of the Board of Directors to set its remuneration were as follows:

For	Against	Abstain
413,395,833	5,423,213	1,572,452

Item 3 – Approving the Senior Executive Incentive Compensation Plan.

The voting results for approving the Senior Executive Incentive Compensation Plan were as follows:

For	Against	Abstain	Broker Non-Votes
357,684,003	15,690,405	3,274,335	43,742,755

Item 4 – Approving the Executive Strategic Incentive Plan.

The voting results for approving the Executive Strategic Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
360,329,418	12,854,852	3,464,473	43,742,755

Item 5 – Advisory approval of the Company’s executive compensation.

The voting results for advisory approval of the Company’s executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
318,945,065	27,713,784	29,989,894	43,742,755

Item 6 – Authorizing the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

The voting results for authorizing the Company and or any subsidiary of the Company to make overseas market purchases of Company shares were as follows:

For	Against	Abstain
409,303,824	5,969,629	5,118,045

Item 7 – Authorizing the price range at which the Company can reissue shares that it holds as treasury shares.

The voting results for authorizing the price range at which the Company can reissue shares that it holds as treasury shares were as follows:

For	Against	Abstain
313,158,938	77,616,639	29,615,921

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 26, 2013	By:	/s/ Thomas E. Moran
Thomas E. Moran
Senior Vice President and Secretary